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                                                                   EXHIBIT 10.12

                   AMENDMENT TO AGREEMENT AND PLAN OF MERGER
                   -----------------------------------------


       THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER among Continental Capital Corporation (formerly known as PlanCapital U.S.A., Inc. and hereinafter referred to as the "Corporation" or the "Buyer"), a Colorado Corporation, having its principal office at 8950 Fulbright Avenue, Chatsworth, California 91311, Milton Wilpon, having a business address at 8950 Fulbright Avenue, Chatsworth, California 91311 (hereinafter referred to as "Wilpon"), J.S.A., Incorporated, a California Corporation, having its principal office at 8950 Fulbright Avenue, Chatsworth, California 91311 (hereinafter referred to as the "Target"), Jack Aronowitz, having a business address at 8950 Fulbright Avenue, Chatsworth, California 91311 (hereinafter referred to as "Selling Shareholder"), and The Aronowitz Family Trust Dated April 30, 1993 having an address at 8950 Fulbright Avenue, Chatsworth, California 91311 (hereinafter referred to as the "Trust") is dated as of the 23rd day of March, 1995:


       Background
       ----------

       A. An Agreement and Plan of Merger was entered into as of January 10, 1995 among the Corporation, Wilpon, Target and Selling Shareholder.

       B. The parties wish to clarify the parties to the agreement and to add the Trust as a party to the agreement subject to the terms and conditions as set forth in this Amendment.


       Agreement
       ---------

       The Corporation, Wilpon, Target, Selling Shareholder and the Trust hereby agree to amend the Agreement and Plan of Merger (the "agreement") as follows:

       1. The Trust represents and warrants that (i) it is the sole shareholder of Target; (ii) it agrees to all of the terms and conditions of the agreement; (iii) by its signature below it agrees to become a party to the agreement; and (iv) that it will be treated as Selling Shareholder for all purposes of the agreement.

       2. The Corporation has not yet changed its name to Continental Capital Corporation, although the name change has been approved by the directors and shareholders of the Corporation.

       3.   In the event of a conflict between the terms and
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provisions of the Agreement and Plan of Merger and the terms and provisions of this Amendment to Agreement and Plan of Merger, it is understood and agreed among the parties that the terms and conditions of this Amendment to Agreement and Plan of Merger shall supersede and prevail.

       IN WITNESS WHEREOF, each of the parties has executed or caused this Amendment to be executed on its behalf by its duly authorized officers, all as of the day and year first above written.


PLANCAPITAL U.S.A., INC. (Buyer)            MILTON WILPON



By:______________________________           _________________________________
   Milton Wilpon, President                 Milton Wilpon


J.S.A., INCORPORATED (Target)               JACK ARONOWITZ



By:______________________________           _________________________________
   Jack Aronowitz, President                Jack Aronowitz


THE ARONOWITZ FAMILY TRUST DATED APRIL 30, 1993



By:_______________________________
   Jack Aronowitz, Trustee



By:_______________________________
   Tina Aronowitz, Trustee

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